UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant  to  section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

                        Date of Report:  October 22, 2004
                       ----------------------------------
                        (Date of earliest event reported)

                             FORCE PROTECTION, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)

        Colorado                      000-22273                  84-1383888
--------------------------      ------------------------      ---------------
State  or  other  jurisdiction   (Commission  File  Number)   (IRS Employer
            of                                             Identification  No.)
      incorporation)

                    9801  Highway  78,  #3,  Ladson,  SC
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               (Address  of  principal  executive  offices)

                                     29456
                               ------------------
                                  (Zip  Code)

                                 (843) 740-7015
                              --------------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02  Departure  of  Directors  or  Principal  Officers

Our director, Michael Watts, furnished the attached letter to the Board of Directors, effective October 22, 2004.

Item  9.01  Financial  Statements  and  Exhibits

c)  The  following  exhibits  are  furnished  with  this  report:

EXHIBIT  NUMBER     DESCRIPTION
---------------     -----------
     99.1 Letter from Michael Watts to the Board of Directors dated October 22, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force  Protection,  Inc.
Registrant

Date:  October  25,  2004                        By:    /s/  Scott  Ervin
                                                     -------------------------
                                                     R.  Scott  Ervin
                                                     Chairman  of  the  Board